AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of November 3, 1995, among BIOPOOL INTERNATIONAL, INC., a Delaware corporation ("Biopool"), SOURCE ACQUISITION CORPORATION, a California corporation and a wholly owned subsidiary of Biopool ("Merger Sub"), and SOURCE SCIENTIFIC, a California corporation ("Source").

                                    RECITALS

                   The Board of Directors of Biopool and the Board of Directors of Source have each determined that a business combination between Biopool and Source is in the best interests of their respective companies and shareholders and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits, and accordingly have agreed to effect the merger provided for herein upon the terms and subject to the conditions set forth herein.

                   For federal income tax purposes, it is intended that the merger provided for herein shall qualify as a reorganization within the meaning of Section 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and for financial accounting purposes shall be accounted for as a "pooling."

                   Biopool, Merger Sub and Source desire to make certain representations, warranties and agreements in connection with the merger.

         NOW,  THEREFORE,  in  consideration  of  the  foregoing,   and  of  the
representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE 1.

                                   The Merger

         1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into Source in accordance with this Agreement and the separate corporate existence of Merger Sub shall thereupon cease (the "Merger"). Source shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"). The Merger shall have the effects specified in Section 1107 of the California General Corporation Law (the "CGCL").

         1.2. The Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place (a) at the offices of Hill Wynne Troop & Meisinger, 10940 Wilshire Boulevard, Los Angeles, California 90024-3902, at 9:00 a.m., local time, on the first business day immediately following the day on which the last to be fulfilled or waived of the conditions set forth in Article 8 shall be fulfilled or waived in accordance herewith, or (b) at such other time, date or place as Biopool and Source may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

         1.3 Effective  Time.  If all the  conditions to the Merger set forth in
Article 8 shall have been fulfilled or waived in accordance herewith and this Agreement shall not have been terminated as provided in Article 9, the parties hereto shall cause an agreement of merger (the "Agreement of Merger") meeting the requirements of the CGCL to be properly executed, verified and delivered for filing in accordance with the CGCL on the Closing Date. The Merger shall become effective upon the filing of the Agreement of Merger with the Secretary of State of the State of California in accordance with the CGCL or at such later time which the parties hereto shall have agreed upon and designated in such filing in accordance with applicable law as the effective time of the Merger (the "Effective Time").


                                   ARTICLE 2.

                 Charter and Bylaws of the Surviving Corporation

         2.1  Charter.  The  Certificate  of  Incorporation  of Source in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, until duly amended in accordance with applicable law.

         2.2. Bylaws. The Bylaws of Source in effect immediately prior to the Effective Time shall be the Bylaws of t he Surviving Corporation, until duly amended in accordance with applicable law.


                                   ARTICLE 3.

               Directors and Officers of the Surviving Corporation

         3.1 Directors. The directors of Merger Sub immediately prior to the Effective Time, Michael Bick, Lewis J. Kaufman, Douglas Ayer, Andrew Cerskus and Richard Sullivan, shall be the directors of the Surviving Corporation as of the Effective Time.

         3.2. Officers. The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of th Effective Time.


                                   ARTICLE 4.

                           Source and Merger Sub Stock

         4.1      Conversion of the Source and Merger Sub Stock.

                       At the Effective Time, each share of the Common Stock, without par value, of Merger Sub outstanding immediately prior to the Effective Time shall remain outstanding and shall represent one share of Common Stock, without par value, of the Surviving Corporation.

                       At the Effective Time, each share of the Common Stock, without par value, of Source (the "Source Common Shares"), issued and outstanding immediately prior to the Effective Time, excluding any Source Common Shares then held by any Dissenting Shareholder (as defined in Section 4.2.(i), below), shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 0.14 shares of Common Stock of Biopool, $.001 par value per share (the "Biopool Common Stock"). The exchange ratio of shares of Biopool Common Stock for Source Common Shares is hereinafter referred to as the "Exchange Ratio."

                       As a result of the Merger and without any action on the part of the holder thereof, all Source Common Shares shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate (a "Certificate") representing any Source Common Shares shall thereafter cease to have any rights with respect to such Source Common Shares, except the right to receive, without interest, the Biopool Common Stock and cash for fractional shares of Biopool Common Stock in accordance with Sections 4.1(b) and 4.2.(e) upon the surrender of such Certificate.

                       Each Source Common Share issued and held in Source's treasury at the Effective Time, if any, shall, by virtue of the Merger, cease to be outstanding and shall be canceled and retired and shall cease to exist without payment of any consideration therefor.

                        At the Effective Time, all  options to  purchase  Source
Common Shares then outstanding (individually, a "Source Option" and collectively, the "Source Options") which were issued under any stock option or compensation plan or arrangement or otherwise, shall, subject to the terms of any applicable stock option agreement or plan, remain outstanding following the Effective Time. At the Effective Time, such Source Options shall, by virtue of the Merger and without any further action on the part of Source or the holder of any Source Option, be assumed by Biopool in such manner that Biopool (x) is a corporation "assuming a stock option in a transaction to which Section 424 applied" within the meaning of Section 422 of the Code or (y) to the extent
Section 424 of the Code does not apply to any such Company Option, would be such a corporation were Section 424 applicable to such option. Each Source Option assumed by Biopool shall be exercisable upon the same terms and conditions as under the applicable Stock Option agreement or plan, except that (i) each such Source Option shall be exercisable for that number of shares of Biopool Common Stock (to the nearest whole share) into which the number of Source Common Shares subject to such Source Option immediately prior to the Effective Time would be converted under Section 4.1(b) of this Agreement, and (ii) the option price per share of Biopool Common Stock shall be equal to (A) the per share exercise price of such Source Option in effect immediately prior to the Effective Time multiplied by the number of Source Common Shares subject to such Source Option immediately prior to the Effective Time, divided by (B) the number of Source Common Shares subject to such Source Option immediately prior to the Effective Time multiplied by 0.14(the price per share, as so determined, shall be rounded up to the nearest whole cent). No payment shall be made for fractional interests. In connection with the assumption of Source Options outstanding under Source's stock option plans, Biopool shall effect such assumption in such manner as not to affect the "incentive" status of those options which are "incentive" stock options within the meaning of the Code at the Effective Time. From and after the date hereof, no additional options or other rights shall be granted under Source's stock option plans or otherwise, and no "vesting" or exercise schedule of any Source Options shall be modified or accelerated.

                        At the Effective Time, all warrants to purchase Source Common Shares then outstanding (individually, a "Source Warrant" and collectively, the "Source Warrants") which were granted by Source pursuant to any agreement, contract or arrangement, shall, subject to the terms of the Source Warrants, as such terms may hereafter be amended or modified, remain outstanding following the Effective Time. At the Effective Time, such Source Warrants shall, by virtue of the Merger and without any further action on the part of Source or the holder of any Source Warrant, be assumed by Biopool. Each Source Warrant assumed by Biopool shall be exercisable upon the same terms and conditions as under the applicable Warrant agreement governing such Source Warrant, except that (i) each such Source Warrant shall be exercisable for that number of shares of Biopool Common Stock (to the nearest whole share) into which the number of Source Common Shares subject to such Source Warrant immediately prior to the Effective Time would be converted under Section 4.1(b) of this Agreement, and (ii) the exercise price per share of Biopool Common Stock shall be equal to (A) the per share exercise price of such Source Warrant in effect immediately prior to the Effective Time multiplied by the number of Source Common Shares subject to such Source Warrant immediately prior to the Effective Time, divided by (B) the number of Source Common Shares subject to such Source Warrant immediately prior to the Effective Time multiplied by 0.14 (the price per share, as so determined, shall be rounded up to the nearest whole cent). No payment shall be made for fractional interests. From and after the date hereof, no additional warrants or other similar rights shall be granted by Source, and no "vesting" or exercise schedule of any Source Warrant shall be modified or accelerated.

         4.2.     Exchange of Certificates Representing Source Common Shares.

                  (a) As of the Effective Time, Biopool shall deposit, or shall cause to be deposited, with an exchange agent selected by Biopool, which shall be Biopool's Transfer Agent (the "Exchange Agent"), for the benefit of the holders of Source Common Shares, for exchange in accordance with this Article 4, certificates representing the shares of Biopool Common Stock and the cash in lieu of fractional shares (such cash and certificates for shares of Biopool Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to
Section 4.1.and paid pursuant to this Section 4.2. in exchange for outstanding Source Common Shares.
                  (b) Promptly after the Effective Time, Biopool shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates
(i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Biopool may reasonably specify and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Biopool Common Stock and cash in lieu of fractional shares. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor (x) a certificate representing the number of whole shares of Biopool Common Stock, and (y) a check representing the amount of cash in lieu of fractional shares, if any, and unpaid dividends and distributions, if any, which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Article 4, and the Certificate so surrendered shall forthwith be canceled. The Exchange Agent may, if required by law, give effect to any required withholding tax. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to holders of Certificates. In the event of a transfer of ownership of Source Common Shares which is not registered in the transfer records of Source, a certificate representing the proper number of shares of Biopool Common Stock, together with a check for the cash to be paid in lieu of fractional shares, may be issued to such a transferee if the Certificate representing shares of such Source Common Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid.

                  (c) Notwithstanding any other provisions of this Agreement, no dividends or other distributions on Biopool Common Stock shall be paid with respect to any Source Common Shares represented by a Certificate until such Certificate is surrendered for exchange as provided herein. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates representing whole shares of Biopool Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole shares of Biopool Common Stock and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Biopool Common Stock, less the amount of any withholding taxes which may be required thereon.

                  (d) At and after the Effective Time, there shall be no transfers on the stock transfer books of Source of the Source Common Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for certificates for shares of Biopool Common Stock and cash in lieu of fractional shares, if any, and unpaid dividends and distributions deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article 4. Certificates surrendered for exchange by any person constituting an "affiliate" of Source for purposes of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), shall not be exchanged until Biopool has received a written agreement from such a person as provided in Section 7.10.

                  (e) No fractional shares of Biopool Common Stock shall be issued pursuant hereto. In lieu of the issuance of any fractional share of Biopool Common Stock pursuant to Section 4.1(b), cash payments will be paid to holders in respect of any fractional share of Biopool Common Stock that would otherwise be issuable, and the amount of such cash adjustment shall be equal to such fractional proportion of the "Average Price" of a share of Biopool Common Stock. The "Average Price" of a share of Biopool Common Stock shall be the average of the closing sales prices thereof on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ") as reported by The Wall Street Journal or, if not reported thereby, by another authoritative source, over the twenty (20) trading days immediately preceding the Closing Date.

                  (f) Any portion of the Exchange Fund (including the proceeds of any investments thereof and any shares of Biopool Common Stock) that remains unclaimed by the former shareholders of Source one year after the Effective Time shall be delivered to the Surviving Corporation. Any former shareholders of Source who have not theretofore complied with this Article 4 shall thereafter look only to the Surviving Corporation for exchange of their Source Common Shares for shares of Biopool Common Stock, cash in lieu of fractional shares and unpaid dividends and distributions of the Biopool Common Stock deliverable in respect of each such Source Common Share such shareholder holds as determined pursuant to this Agreement, in each case, without any interest thereon.

                  (g) None of Biopool, Source, the Exchange Agent or any other person shall be liable to any former holder of Source Common Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

                  (h) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting of such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent or the Surviving Corporation will issue in exchange for such lost, stolen or destroyed Certificate the shares of Biopool Common Stock and cash in lieu of fractional shares, and unpaid dividends and distributions on shares of Biopool Common Stock as provided in Section 4.2.(b), deliverable in respect thereof pursuant to this Agreement.

                  (i) Notwithstanding anything in this Agreement to the contrary, Source Common Shares which are issued and outstanding immediately prior to the Effective Time and which are held by holders of such Source Common Shares who have properly exercised dissenters' rights with respect thereto in accordance with Sections 1300 et seq. of the CGCL (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the consideration paid in the Merger, and holders of such Source Common shares shall be entitled to receive payment of the fair value of such Source Common Shares in accordance with the provisions of such Sections unless and until such holders fail to perfect or shall have effectively withdrawn or lost their rights to receive fair value under the CGCL. If, after the Effective Time, any such holder fails to perfect or shall have effectively withdrawn or lost such right, such Source Common Shares shall thereupon be treated as if they had been converted into and become exchangeable for, at the Effective Time, the right to receive consideration paid in the Merger to which the holder of such Source Common Shares is entitled, without any interest thereon, Source shall give Biopool prompt notice of any demands received by Source for the receipt of fair value for Source Common Shares and, prior to the Effective Time, Biopool shall have the right to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, Source shall not, except with the prior written consent of Biopool, make any payment with respect to, or settle or offer to settle, any such demands.


                                   ARTICLE 5.

                    Representations and Warranties of Source

Except as set forth in the disclosure letter delivered to Biopool at or prior to the execution hereof, which shall refer to the relevant Sections of this Agreement (the "Source Disclosure Letter"). Source represents and warrants to Biopool as follows:

         5.1 Existence: Good Standing; Authority; Compliance With Law. Source is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Source is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of Source and its Subsidiaries taken as a whole (a "Source Material Adverse Effect"). Source has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. Each of Source's Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate or partnership power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a Source Material Adverse Effect. To the best knowledge of the executive officers of Source, neither Source nor any of its Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which Source or any Source Subsidiary or any of their respective properties or assets is subject, where such violation would have a Source Material Adverse Effect. Source and its Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their business as now conducted, except where the failure to obtain any such item or to take any such action would not have a Source Material Adverse Effect. Copies of Source's and its Subsidiaries' Articles of Incorporation, Bylaws, organization documents and partnership and joint venture agreements have been previously delivered or made available to Biopool and such documents are listed in the Source Disclosure Letter and are true and correct.

         5.2. Authorization, Validity and Effect of Agreements. Source has the requisite corporate power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and the agreements and documents listed on Schedule 5.2. attached hereto (the "Ancillary Agreements") to which it is a party. Subject only to the approval of this Agreement and the transactions contemplated hereby by the holders of a majority of the outstanding Source Common Shares, the consummation by Source of this Agreement, the Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Source. This Agreement constitutes, and the Ancillary Agreements to which it is a party (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of Source, enforceable against Source in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         5.3 Capitalization. The authorized capital stock of Source consists of 75,000,000 Source Common Shares, and 1,000,000 shares of preferred stock, no par value per share (the "Source Preferred Stock"), 150,000 of which have been designated by the Board of directors of Source as Series C Convertible Preferred Stock. As of the date hereof, there were 15,386,101 Source Common Shares issued and outstanding, and 1,555 shares of Series C Convertible Preferred Stock issued and outstanding. Other than as set forth in the Source Disclosure Letter, Source has no other series of Source Preferred Stock designated or outstanding, and no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of Source on any matter. All such issued and outstanding Source Common Shares and shares of Series C Convertible Preferred Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate Source or any of its Subsidiaries to issue, transfer or sell any shares of capital stock of Source or any of its Subsidiaries, other than the Series C Convertible Preferred Stock and the issuance by Source of Source Common Shares upon the exercise of certain warrants and certain Stock Options issued to officers, directors, consultants and employees, as set forth in the Source Disclosure Letter. After the Effective Time, the Surviving Corporation will have no obligation to issue, transfer or sell any shares of capital stock or other equity interest in Source or the Surviving Corporation pursuant to any Source Benefit Plan (as defined in Section 5.14).

         5.4 Subsidiaries. Source owns directly or indirectly each of the outstanding shares of capital stock or all of the partnership or other equity interests of each of Source's Subsidiaries. Each of the outstanding shares of capital stock of or other equity interest in each of Source's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and is owned, directly or indirectly, by Source free and clear of all liens, pledges, security interests, claims or other encumbrances other than liens imposed by local law which are not material. The following information for each Subsidiary of Source is set forth on the Source Disclosure Letter, if applicable: (i) its name and jurisdiction of incorporation or organization; (ii) its authorized capital stock or share capital; and (iii) the name of each shareholder or owner of an equity interest and the number of issued and outstanding shares of capital stock or share capital or percentage ownership for non-corporate entities held by it.

         5.5 Other Interests. Except for interests in the Source Subsidiaries, neither Source nor any Source Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities).

         5.6 No Violation. Neither the execution and delivery by Source of this Agreement nor the consummation by Source of the transactions contemplated hereby in accordance with the terms hereto, will: (i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Bylaws of Source;
(ii) result in a breach of violation of, a default under, or the triggering of any payment or other material obligations pursuant to, or accelerate vesting under, any Source Option, or any grant or award made under any of the foregoing;
(iii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of Source or its Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement, or other instrument, commitment or obligation to which Source or any of its Subsidiaries is a party, or by which Source or any of its Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters which, individually or in the aggregate, would not have a Source Material Adverse
Effect  (the  "Source  Material  Contracts");  or (iv)  other  than the  filings provided for in Article 1, any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or applicable state securities and "Blue Sky" laws (collectively, the Regulatory Filings"), require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority.

         5.7 SEC Documents. Source has delivered or made available to Biopool the registration statement of Source filed with the United States Securities and Exchange Commission ("SEC") in connection with Source's initial public offering of Source Common Shares, and all exhibits, amendments and supplements thereto (the "Source Registration Statement"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it since the effective date of the Source Registration Statement, which are set forth on the Source Disclosure Letter, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Source Reports"). The Source Reports, which were filed with the SEC in a timely manner, constitute all forms, reports and documents required to be filed by Source under the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Source Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of Source included in or incorporated by reference into the Source Reports (including the related notes and schedules) fairly presents the consolidated financial position of Source and its Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of Source included in or incorporated by reference into the Source Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of Source and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC. Except as and to the extent set forth on the consolidated balance sheet of Source and its Subsidiaries at June 30, 1995, including all notes thereto (the "Source Balance Sheet"), or as set forth in the Source Reports, neither Source nor any of its Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of Source or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied during the periods involved, except liabilities arising in the ordinary course of business since such date.

         5.8 Litigation. There are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which Source or any of its Subsidiaries is a party of by which any of its properties or assets are bound or to which any of its directors, officers, employees or agents is a party or by which any of their properties or assets are bound, and (ii) no actions, suits or proceedings pending against Source or any of its Subsidiaries or against any of its directors, officers, employees or agents or, to the actual knowledge of the executive officers of Source, threatened against Source or any of its Subsidiaries or against any of its directors, officers, employees or agents, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality, that in the case of clauses (i) or
(ii) above are reasonably likely, individually or in the aggregate, to have a Source Material Adverse Effect.

         5.9 Absence of Certain Changes. Except as disclosed in the Source Reports filed with the SEC prior to the date hereof, since June 30, 1995 Source and its Subsidiaries have conducted their business only in the ordinary course of such business and there has not been (i) any Source Material Adverse Effect;
(ii) as of the date hereof, any declaration, setting aside or payment of any dividend or other distribution with respect to the Source Common Shares, (iii) any commitment, contractual obligation, borrowing, capital expenditure or transaction (each, a "Commitment") entered into by Source or any of its Subsidiaries, other than immaterial Commitments in the ordinary course of business; or (iv) any material change in Source's accounting principles, practices or methods.

         5.10 Taxes. Source and each of its Subsidiaries (i) has timely filed all federal, state and foreign tax returns required to be filed by any of them for tax years ended prior to the date of this Agreement or requests for extensions have been timely filed and any such request has been granted and has not expired and all such returns are complete in all material respects, (ii) has paid or accrued all taxes shown to be due and payable on such returns or which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by it and (iii) has properly accrued all such taxes for such periods subsequent to the periods covered by such returns. The federal, state and local income and franchise tax returns of Source and each of its Subsidiaries have not been examined by the appropriate taxing authority. Neither Source nor any of its Subsidiaries has executed or filed with the Internal Revenue Service or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes. Neither Source nor any of its Subsidiaries is a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim or assessment or collection of taxes has been asserted against it.

         5.11     Books and Records.

                  (a) The books of account and other financial records of Source and its Subsidiaries are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Source Reports.

                  (b) The minute books and other records of Source and its Subsidiaries which have been or will be made available to Biopool, contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action of the shareholders and directors and any committees of the Board of Directors of Source and its Subsidiaries.

         5.12 Warranty Obligations and Returns. Source maintains in the ordinary course of business adequate reserves for anticipated warranty liability or obligations and/or return of its products previously shipped to customers. The reserves for customer returns and warranty obligations provided for on the Source Balance Sheet are adequate to cover all costs arising from customer returns and warranty obligations including, but not limited to, if applicable,
(i) the gross profit recognized by Source on the original sale/licensing of the item of product to the customer; plus (ii) the processing costs that will be incurred by Source or its Subsidiaries to receive and repair the item of product or perform applicable warranty obligations; plus (iii) any write-down necessitated should the returned product not be saleable at the original price.

         5.13 Environmental Matters. None of Source, any of its Subsidiaries or, to the actual knowledge of the executive officers of Source, any other person, has caused or permitted (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any real property now or previously owned or leased by Source (the "Source Properties"), or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the Source Properties as a result of any construction on or operation and use of such properties, which presence or occurrence would, individually or in the aggregate, have a Source Material Adverse Effect; and in connection with the construction on or operation and use of the Source
Properties, Source and its Subsidiaries have not failed to comply, in any material respect, with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

         5.14 Employee Benefit Plans. All employee benefit plans and other benefit arrangements covering employees of Source and the Source Subsidiaries (the "Source Benefit Plans") are listed in the Source Disclosure Letter. True and complete copies of the Source Benefit Plans have been or will be made available to Biopool. To the extent applicable, the Source Benefit Plans comply, in all material respects, with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, and any Source Benefit Plan intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service (the "IRS") to be so qualified. No Source Benefit Plan is covered by Title IV of ERISA or Section 412 of the Code. No Source Benefit Plan nor Source has incurred any liability or penalty under
Section 4975 of the Code or Section 502(i) of ERISA. Each Source Benefit Plan has been maintained and administered in all material respects in compliance with its terms and with ERISA and the Code to the extent applicable thereto. There are no pending or anticipated claims against or otherwise involving any of the Source Benefit plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Source Benefit Plan activities) has been brought against or with respect to any such Source Benefit Plan, except for any of the foregoing which would not have a Source Material Adverse Effect. All material contributions required to be made as of the date hereof to the Source Benefit Plans have been made or provided for. Neither Source nor any entity under "common control" with Source within the meaning of ERISA Section 4001 has contributed to, or been required to contribute to, any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA). Source does not maintain or contribute to any plan or arrangement which provides or has any liability to provide life insurance, medical or other employee welfare benefits to any employee or former employee upon his retirement or termination of employment and Source has never represented, promised or contracted (whether in oral or written form) to any employee or former employee that such benefits would be provided.

         5.15 Labor Matters. Neither Source nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of the executive officers of Source, threatened against Source or its Subsidiaries relating to their business, except for any such proceeding which would not have a Source Material Adverse Effect. There are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of Source or any of its Subsidiaries.

         5.16 No Brokers. Source has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Source or Biopool to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Source is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         5.17 Opinion of Financial Advisor. Source has retained Benjamin Tunnell, Inc. to render its opinion to the effect that, as of the date this Agreement shall be presented to the Source Shareholders and as at the Closing Date, the Exchange Ratio is fair to holders of Source Common Shares from a financial point of view.Benjamin Tunnell, Inc.

         5.18 Biopool Share Ownership. Neither Source nor any of its Subsi-diaries owns any shares of Biopool Common Stock or other securities convertible into any shares of Biopool Common Stock.

         5.19 Related Party Transactions. Set forth in the Source Disclosure Letter is a list of all arrangements, agreements and contracts entered into by Source or any of its Subsidiaries with (i) any consultant, (ii) any person who is an officer, director or affiliate of Source or any of its Subsidiaries, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate or (iii) any person who acquired Source Common Shares in a private placement. The copies of such documents, all of which have been or will be delivered to or made available to Biopool, are listed on the Source Disclosure Letter and are true and correct.

         5.20 Contracts and Commitments. The Source Disclosure Letter sets forth
(i) a list of all Source Material Contracts, and (ii) each Commitment entered into by Source or any of its Subsidiaries which may result in total payments or liability in excess of $50,000. Copies of the foregoing have been or will be delivered to or made available to Biopool, are listed on the Source Disclosure Letter and are true and correct. None of Source or any of its Subsidiaries has received any notice of a default that has not been cured under any Source Material Contract or is in default respecting any payment obligations thereunder beyond any applicable grace periods. All joint venture agreements to which Source or any of its Subsidiaries is a party are set forth on the Source Disclosure letter and Source or its Subsidiaries are not in default with respect to any obligations, which individually or in the aggregate are material, thereunder.

         5.2.1 Certain Payments Resulting From Transactions. The execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Source Benefit Plan, policy, practice, agreement or other arrangement or any trust or loan (the "Employee Arrangements") that will or may result in any payment (whether of severance pay or otherwise), accelerations, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee, director or consultant of Source or any of its Subsidiaries, or (ii) result in the triggering or imposition of any restrictions or limitations on the right of Source, Merger Sub or Biopool to amend or terminate any Employee Arrangement and receive the full amount of any excess assets remaining or resulting from such amendment or termination, subject to applicable taxes. No payment or benefit will be required to be made pursuant to the terms of any agreement, commitment or Source Benefit Plan, as a result of the transactions contemplated by this Agreement, to any officer, director or employee of Source or any of its Subsidiaries.

         5.22 Title To Properties, Encumbrances. Source has good title to all of the material properties and assets (real, personal and mixed, tangible and intangible) that are reflected on the Source Balance Sheet or have been acquired after the date thereof (except for properties and assets sold or otherwise disposed of since the date of the Source Balance Sheet in the ordinary course of business consistent with past practice) free and clear of all liens except (a) materialmen's, mechanics', carriers', worker's, repairmen's and other similar liens arising or incurred in the ordinary course of business, or statutory landlord's liens under leases to which Source is a party, with respect to which Source is a party, with respect to which the underlying obligation is not in default or such obligation or lien is being contested in good faith, (b) the rights of third parties with respect to inventory or work in progress under orders or contracts entered into by Source in the ordinary course of business,
(c) liens that do not materially detract from or materially interfere with the present use of the properties or assets subject thereto or affected thereby, or otherwise materially impair present business operations in which such properties are used or materially interfere with the sale, or materially detract from the aggregate value, of any properties held for sale, (d) as reflected in the Source Balance Sheet or the notes thereto, (e) liens for taxes not yet delinquent or the validity or amount of which are being contested in good faith, and (f) claims consisting of leases. The term "lien" as used in this Section 5.22 shall include any mortgage, pledge, security, interest, encumbrance, lien, claim or charge of any kind.

         5.23 Patents, Trade Names and Other Intellectual Property Rights. Source owns or is validly licensed or otherwise has the right to use, free and clear of all liens, claims and restrictions of any kind or nature, any and all patents, trademarks, trade names, service marks, copyrights, trade secrets, technology, know-how and processes (collectively, "Intellectual Property"), used in or necessary for the conduct of its business as now conducted or as proposed to be conducted. To the actual knowledge of the officers of Source, the operations and products of Source do not infringe any Intellectual Property rights of any other person. Each contract, license, permit or other agreement or instrument which grants to Source the right, or permits Source, to manufacture or distribute Source's products or the products of others, or which is otherwise material (for the purposes of Regulation S-K of the SEC) to the business or operations of Source as currently conducted or as proposed to be conducted is in full force and effect and valid and binding in accordance with its terms, and Source is not in default under any of the material terms thereof, nor has Source relinquished, forfeited or waived any of its rights or privileges thereunder which are material to its ongoing business operations or received a notice of any such default, and, except as set forth in the Source Disclosure Letter, there exists no event which with notice or the passing of time or both would constitute such a default or grant to any other party thereto the right to cancel or terminate the same or withhold or suspend its performance thereunder. Source has not received any communication alleging or stating that Source or any employee has violated or infringed, or by conducting business as proposed, would violate or infringe any Intellectual Property right of any other person.

         5.24 Insurance Coverage. Source has in full force and effect with insurers, which in respect of amounts, premiums, types of risks insured (including but not limited to, risks for fire, general liability (including automobile and product liability), and workers' compensation) constitutes reasonably adequate coverage against all risks customarily insured against by companies in the same industry as Source. Other than with respect to reasonable deductibles on property, casualty and liability insurance, Source and its Subsidiaries are not self insured, nor do they maintain insurance policies with provisions for retrospective premium adjustments.

         5.25 Backlog. The backlog of Source at September 30, 1995 was approximately $ 2,571,061consisting of unrecognized revenues from duly executed, firm contracts or purchase orders for the sale and delivery of Source's products which are scheduled to be and, to the best knowledge of Source will be, shipped prior to June 30, 1996.

         5.26 Board Approval. The Board of Directors of Source has duly approved this Agreement, has determined that the Merger is in the best interests of Source and its shareholders and has resolved to recommend the adoption of this Agreement and the Merger by its shareholders.

         5.27 No Change of Control Provision. Source is not a party or subject to any agreement, contract or other obligation which would require the making of any payment, other than payments as contemplated by this Agreement, to any employee of Source or to any other Person as a result of the consummation of the transactions contemplated herein.

         5.28 Information. All written information provided to Biopool, Merger Sub or their respective agents by or on behalf of Source or any of its representatives (including, without limitation, each representation and warranty of Source set forth in this Agreement) is, and Source covenants that any such information provided hereafter shall be, true and correct in all material respects and does not, or shall not, omit any material fact required to be included therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by Source as to any financial forecasts or projections previously furnished to Biopool by Source, except that such financial forecast or projection has been prepared in good faith based on assumptions that are believed by Source to have been reasonable at the time or times made.


                                   ARTICLE 6.

            Representations and Warranties of Biopool and Merger Sub

Except as set forth in the disclosure letter delivered at or prior to the execution hereof to Source, which shall refer to the relevant Sections of this Agreement (the "Biopool Disclosure Letter"), Biopool and Merger Sub represent and warrant to Source as follows:

         6.1 Existence; Good Standing; Authority; Compliance With Law. Biopool is a corporation, Merger Sub is a corporation, and each is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Biopool is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of Biopool and its Subsidiaries taken as a whole (a "Biopool Material Adverse Effect"). Biopool has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. Each of Biopool's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the corporate power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a Biopool Material Adverse Effect. To the best knowledge of the executive officers of Biopool, neither Biopool nor any Biopool subsidiary is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which Biopool or any of its Subsidiaries or any of their respective properties or assets is subject, where such violation would have a Biopool Material Adverse Effect. Biopool and its Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their business as now conducted, except where the failure to obtain any such item or to take any such action would not have a Biopool Material Adverse Effect. Copies of Biopool's and its Subsidiaries' respective charter documents and Bylaws have been previously delivered or made available to Source and such documents are listed in the Biopool Disclosure Letter and are true and correct.

         6.2. Authorization, Validity and Effect of Agreements. Each of Biopool and Merger Sub has the requisite corporate power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and the Ancillary Agreements to which it is a party. Subject only to the approval of the issuance of the shares of Biopool Common Stock pursuant to the Merger contemplated hereby by the holders of a majority of the shares of Biopool Common Stock present and voting thereon, the consummation by Biopool and Merger Sub of this Agreement, the Ancillary Agreement to which they are parties and the transactions contemplated hereby has been duly authorized by all requisite corporate action on the part of Biopool and Merger Sub. This Agreement constitutes, and the Ancillary Agreements to which they are parties (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of Biopool and Merger Sub, enforceable against Biopool and Merger Sub in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         6.3 Capitalization. The authorized capital stock of Biopool consists of 50,000,000 shares of Biopool Common Stock, par value $0.01 per share. As of the date hereof, there were 7,929,096 shares of Biopool Common Stock issued and outstanding. Biopool has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of Biopool on any matter. All such issued and outstanding shares of Biopool Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate Biopool or any of its Subsidiaries to issue, transfer or sell any shares of stock or other equity interest of Biopool or any of its Subsidiaries, other than the issuance by Biopool of (i) up to 1,020,826 shares of Biopool Common Stock upon the exercise of stock options issued to officers, directors, consultants and employees, and (ii) up to 174,951 shares of Biopool Common Stock upon the exercise of certain stock purchase warrants.

         6.4      Subsidiaries.

                  (a) Biopool owns directly or indirectly each of the outstanding shares of capital stock or other equity interests of each of Biopool's Subsidiaries. Each of the outstanding shares of capital stock of or other equity interest in each of Biopool's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable, and is owned, directly or indirectly, by Biopool free and clear of all liens, pledges, security interests, claims or other encumbrances other than liens imposed by local law which are not material. The following information for each Subsidiary of Biopool is set forth on the Biopool Disclosure Letter, if applicable: (i) its name and jurisdiction of incorporation or organization; (ii) its authorized capital stock or share capital; and (iii) the name of each shareholder or owner of an equity interest and the number of issued and outstanding shares of capital stock or share capital held by it.

                  (b) The authorized stock of Merger Sub consists of 1,000 shares of Common Stock, without par value, of which 100 shares are issued and outstanding and owned by Biopool. Merger Sub has not engaged in any activities other than in connection with the transactions contemplated by this Agreement.

         6.5 Other Interests. Except for interests in the Biopool Subsidiaries, neither Biopool nor any Biopool Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities).

         6.6 No Violation. Neither the execution and delivery by Biopool and Merger Sub of this Agreement nor the consummation by Biopool and Merger Sub of the transactions contemplated hereby in accordance with the terms hereof, will:
(i) conflict with or result in a breach of any provisions of the Certificate of Incorporation of Biopool, the Articles of Incorporation of Merger Sub or their respective Bylaws; (ii) result in a breach of violation of, a default under, or the triggering of any payment or other material obligations pursuant to, or accelerate vesting under, any of Biopool's stock option plans, or any grant or award under any of the foregoing; (iii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of Biopool or its Subsidiaries under, or result in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Biopool or any of its Subsidiaries is a party, or by which Biopool or any of its Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters which, individually or in the aggregate, would not have a Biopool Material Adverse Effect (the "Biopool Material Contracts"); or
(iv) other than the Regulatory Filings, require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority.

         6.7 SEC Documents. Biopool has delivered or made available to Source the registration statement of Biopool filed with the SEC in connection with Biopool's initial public offering of Biopool Common Stock, and all exhibits, amendments and supplements thereto (the "Biopool Registration Statement"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since the effective date of the Biopool Registration Statement, which are set forth on the Biopool Disclosure Letter, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "Biopool Reports"). The Biopool Reports, which were filed with the SEC in a timely manner, constitute all forms, reports and documents required to be filed by Biopool under the Securities Laws. As of their respective dates, the Biopool Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of Biopool included in or incorporated by reference into the Biopool Reports (including the relating notes and schedules) fairly presents the consolidated financial position of Biopool and its Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of Biopool included in or incorporated by reference into the Biopool Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of Biopool and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC. Except as and to the extent set forth on the consolidated balance sheet of Biopool and its Subsidiaries at September 30, 1995, including all notes thereto, or as set forth in the Biopool Reports, neither Biopool nor any of its Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of Biopool or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied during the periods involved, except liabilities arising in the ordinary course of business since such date.

         6.8 Litigation. There are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which Biopool or any of its Subsidiaries is a party or by which any of its properties or assets are bound or to which any of its directors, officers, employees or agents is a party or by which any of their properties or assets are bound, and (ii) other than that certain action entitled Medical Analysis Systems, Inc. vs. Biopool International, Inc., et al., filed on November 30, 1994 in Ventura County Superior Court against Biopool and certain of its employees and Subsidiaries, no actions, suits or proceedings pending against Biopool or any of its Subsidiaries or against any of its directors, officers, employees or agents or, to the actual knowledge of the executive officers of Biopool, threatened against Biopool or any of its Subsidiaries or against any of its directors, officers, employees or agents, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality, that in the case of clauses (i) or
(ii) above are reasonably likely, individually or in the aggregate, to have a Biopool Material Adverse Effect.

         6.9 Absence of Certain Changes. Except as disclosed in the Biopool Reports filed with the SEC prior to the date hereof, since September 30, 1995, Biopool and its Subsidiaries have conducted their business only in the ordinary course of such business, and there has not been (i) any Biopool Material Adverse Effect; (ii) as of the date hereof, any declaration, setting aside or payment of any dividend or other distribution with respect to the Biopool Common Stock; or
(iii) any material change in Biopool's accounting principles, practices or methods.

         6.10 No Brokers. Biopool has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of Source or Biopool to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Biopool is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         6.11 Opinion of Financial Advisor. Biopool has retained Channel Islands Equities to render its opinion that, as of the date hereof, this Agreement will be submitted to the shareholders of Source for approval and as of the Closing Date, the consideration to be paid by Biopool pursuant to the Merger is fair to Biopool from a financial point of view.

         6.12 Source Stock Ownership. Neither Biopool nor any of its Subsi-diaries owns any shares of capital stock of Source or other securities conver-tible into capital stock of Source.

         6.13 Biopool Common Stock. The issuance and delivery by Biopool of Biopool Common Stock in connection with the Merger and this Agreement have been duly and validly authorized by all necessary corporate action on the part of Biopool except for the approval of its shareholders contemplated by this Agreement. The Biopool Common Stock to be issued in connection with the Merger and this Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

         6.14 Convertible Securities. Biopool has no outstanding options, warrants or other securities exercisable for, or convertible into, shares of Biopool Common Stock, the terms of which would require any anti-dilution adjustments by reason of the consummation of the transactions contemplated hereby.

         6.15 Taxes. Biopool and each of its Subsidiaries (i) has timely filed all federal, state and foreign tax returns required to be filed by any of them for tax years ended prior to the date of this Agreement or requests for extensions have been timely filed and any such request has been granted and has not expired and all such returns are complete in all material respects, (ii) has paid or accrued all taxes shown to be due and payable on such returns or which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by it and (iii) has properly accrued all such taxes for such periods subsequent to the periods covered by such returns. The federal, state and local income and franchise tax returns of Biopool and each of its Subsidiaries have not been examined by the appropriate taxing authority. Neither Biopool nor any of its Subsidiaries has executed or filed with the Internal Revenue Service or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes. Neither Biopool nor any of its Subsidiaries is a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim or assessment or collection of taxes has been asserted against it.

         6.16     Books and Records.

                  The books of account and other financial records of Biopool and its Subsidiaries are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Biopool Reports.

                  The minute books and other records of Biopool and its Subsidiaries which have been or will be made available to Source contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action of the shareholders and directors and any committees of the Board of Directors of Biopool and its Subsidiaries.

         6.17 Employee Benefit Plans. All employee benefit plans and other benefit arrangements covering employees of Biopool and the Biopool Subsidiaries (the "Biopool Benefit Plans") are listed in the Biopool Disclosure Letter. True and complete copies of the Biopool Benefit Plans have been or will be made available to Source. To the extent applicable, the Biopool Benefit Plans comply, in all material respects, with the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, and any Biopool Benefit Plan intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service (the "IRS") to be so qualified. No Biopool Benefit Plan is covered by Title IV of ERISA or Section 412 of the Code. No Biopool Benefit Plan nor Biopool has incurred any liability or penalty under
Section 4975 of the Code or Section 502(i) of ERISA. Each Biopool Benefit Plan has been maintained and administered in all material respects in compliance with its terms and with ERISA and the Code to the extent applicable thereto. There are no pending or anticipated claims against or otherwise involving any of the Biopool Benefit plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Biopool Benefit Plan activities) has been brought against or with respect to any such Biopool Benefit Plan, except for any of the foregoing which would not have a Biopool Material Adverse Effect. All material contributions required to be made as of the date hereof to the Biopool Benefit Plans have been made or provided for. Neither Biopool nor any entity under "common control" with Biopool within the meaning of ERISA
Section 4001 has contributed to, or been required to contribute to, any "multiemployer plan" (as defined in Sections 3(37) and 4001(a)(3) of ERISA). Biopool does not maintain or contribute to any plan or arrangement which provides or has any liability to provide life insurance, medical or other employee welfare benefits to any employee or former employee upon his retirement or termination of employment and Biopool has never represented, promised or contracted (whether in oral or written form) to any employee or former employee that such benefits would be provided.

         6.18 Related Party Transactions. Set forth in the Biopool Disclosure Letter is a list of all arrangements, agreements and contracts entered into by Biopool or any of its Subsidiaries with (i) any consultant, (ii) any person who is an officer, director or affiliate of Biopool or any of its Subsidiaries, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate or (iii) any person who acquired Biopool Common Shares in a private placement. The copies of such documents, all of which have been or will be delivered to or made available to Source, are listed on the Biopool Disclosure Letter and are true and correct.

         6.19 Contracts and Commitments. The Biopool Disclosure Letter sets forth (i) a list of all Biopool Material Contracts, and (ii) each Commitment entered into by Biopool or any of its Subsidiaries which may result in total payments or liability in excess of $50,000. Copies of the foregoing have been or will be delivered to or made available to Source, are listed on the Biopool Disclosure Letter and are true and correct. None of Biopool or any of its Subsidiaries has received any notice of a default that has not been cured under any Biopool Material Contract or is in default respecting any payment obligations thereunder beyond any applicable grace periods. All joint venture agreements to which Biopool or any of its Subsidiaries is a party are set forth on the Biopool Disclosure letter and Biopool or its Subsidiaries are not in default with respect to any obligations, which individually or in the aggregate are material, thereunder.

         6.20 Certain Payments Resulting From Transactions. The execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any Biopool Benefit Plan, policy, practice, agreement or other arrangement or any trust or loan (the "Employee Arrangements") that will or may result in any payment (whether of severance pay or otherwise), accelerations, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee, director or consultant of Biopool or any of its Subsidiaries, or (ii) result in the triggering or imposition of any restrictions or limitations on the right of Biopool, Merger Sub or Source to amend or terminate any Employee Arrangement and receive the full amount of any excess assets remaining or resulting from such amendment or termination, subject to applicable taxes. No payment or benefit will be required to be made pursuant to the terms of any agreement, commitment or Biopool Benefit Plan, as a result of the transactions contemplated by this Agreement, to any officer, director or employee of Biopool or any of its Subsidiaries.

         6.21 Board Approval. The Board of Directors of Biopool has duly approved this Agreement, has determined that the Merger is in the best interests of Biopool and its shareholders and has resolved to recommend the adoption of this Agreement and the Merger by its shareholders.

         6.22 Information. All written information provided to Source or its agents by or on behalf of Biopool or any of its representatives (including, without limitation, each representation and warranty of Biopool set forth in this Agreement) is, and Biopool covenants that any such information provided hereafter shall be, true and correct in all material respects and does not, or shall not, omit any material fact required to be included therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by Biopool as to any financial forecasts or projections previously furnished to Source by Biopool, except that such financial forecast or projection has been prepared in good faith based on assumptions that are believed by Biopool to have been reasonable at the time or times made.

                                   ARTICLE 7.

                                    Covenants

         7.1. Acquisition Proposals. Prior to the Effective Time, Source and Biopool each agree (a) that neither of them nor any of their Subsidiaries shall, and each of them direct and use its best efforts to cause its respective officers, directors, employees, agent and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to initiate solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to is shareholders) with respect to a merger, acquisition, tender offer, exchange offer, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets of any equity securities of, such party or any of its Subsidiaries, other than the transactions contemplated by this Agreement (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or engage in any negotiations concerning, or provide any confidential information or date to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; (b) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and each will take the necessary steps to inform the individuals or entities referred to above of the obligations undertaken in this Section 7.1; and (c) that it will notify the other party immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it; provided, however, that nothing contained in this Section 7.1.shall prohibit the Board of Directors of such party from (i) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Acquisition Proposal, if, and only to the extent that, (A) the Board of Directors of such party determines in good faith that such action is required for the Board of Directors to comply with its fiduciary duties to shareholders imposed by law, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, such party provides written notice to the other party to this Agreement to the effect that it is furnishing information to, or entering into discussions with, such person or entity, and (C) subject to any confidentiality agreement with such person or entity (which such party determined in good faith was required to be executed in order for the Board of Directors to comply with its fiduciary duties to shareholders imposed by law), such party keeps the other party to this Agreement informed of the status (not the terms) of any such discussions or negotiations; and (ii) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. Nothing in this Section 7.1.shall (x) permit any party to terminate this Agreement (except as specifically provided in Article 9 hereof), (y) permit any party to enter into any agreement with respect to an Acquisition Proposal during the term of this Agreement (it being agreed that during the term of this Agreement, no party shall enter into any agreement with any person that provides for, or in any way facilitates, an Acquisition Proposal (other than a confidentiality agreement in customary form)), or (z) affect any other obligation of any party under this Agreement.

         7.2.     Conduct of Business.

                  (a) Prior to the Effective Time, except as set forth in the Source Disclosure Letter or the Biopool Disclosure Letter or as contemplated by this Agreement, unless the other party has consented in writing thereto, Biopool and Source:

                           (i)      Shall  use  their  reasonable  efforts,  and
shall cause each of their respective Subsidiaries to use their reasonable efforts, to preserve intact their business organizations and goodwill and keep available the services of their respective officers and employees;

                           (ii)     Shall confer on a regular basis  with one or
more representatives of the other to report operational matters of materiality and, subject to Section 7.1, any proposals to engage in material transactions;

                           (iii)    Shall   not   amend   its   Articles  of In-
corporation or Bylaws;

                           (iv)     Shall promptly notify the other of  any mat-
erial emergency or other material change in the conditions (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of their businesses or in the operation of their properties, any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach in any material respect of any representation or warranty contained herein; and

                           (v)      Shall promptly deliver to the other true and
correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement.

                  (b) Prior to the Effective Time, except as set forth in the Source Disclosure Letter, unless Biopool has consented in writing thereto, Source;

                           (i)      Shall, and  shall  cause each of its Subsid-
iaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted;

                           (ii)     Shall not, and shall cause its  Subsidiaries
not to, acquire, enter into an option to acquire or exercise an option or contract to acquire any material real or personal property, incur additional indebtedness, or encumber assets;

                           (iii)    Shall not (A) except  pursuant  to the exer-
cise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement, issue any shares of its capital stock, effect any stock split, reverse stock split, stock dividend, recapitalization or other similar transaction, (B) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital stock, (C) increase any compensation or enter into or amend any employment agreement with any of its present or future officers or directors, or (D) adopt any new employee benefit plan (including any stock option, stock benefit or stock purchase plan) or amend any existing employee benefit plan in any material respect, except for changes which are less favorable to participants in such plans;

                           (iv)     Shall not (A) declare, set aside  or pay any
dividend or make any other distribution or payment with respect to any shares of its capital stock, or (B) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or capital stock of any of its Subsidiaries, or make any commitment for any such action;

                           (v)      Shall not, and shall not permit any  of  its
Subsidiaries to, sell, lease or otherwise dispose of (i) any Source Properties or any of its capital stock of or other interests in Subsidiaries or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate;

                           (vi)     Shall not, and shall not permit any  of  its
Subsidiaries to, make any loans, advances or capital contributions to, or investments in, any other person;

                           (vii)    Shall not, and shall not permit any  of  its
Subsidiaries  to,  pay,   discharge  or  satisfy  any  claims,   liabilities  or
obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of Source included in the Source Reports or incurred in the ordinary course of business consistent with past practice;

                           (viii)   Shall not, and shall not permit any  of  its
Subsidiaries to, enter into any Commitment which any result in total payments or liability by or to it in excess of $50,000; and

                           (ix)     Shall not, and shall not permit any  of  its
Subsidiaries  to,  enter  into  any  Commitment  with  any  officer,   director,
consultant or affiliate of Source or any of its Subsidiaries.

                  (c) Prior to the Effective Time, unless Source has con-sented in writing thereto, Biopool:

                           (i)      Shall not (A) except pursuant to  the  exer-
cise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement, effect any issuance of its capital stock (other than pursuant to an transaction of the type specified in the proviso to Section 7.2(c)(iii), below), stock split, reverse stock split, stock dividend, recapitalization or other similar transaction or
(B) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any of its shares of beneficial interest, other than options granted pursuant to and in accordance with Biopool's employee stock option plans as in effect on the date hereof;

                           (ii)     Shall not (A) declare, set aside or pay  any
dividend or make any other distribution or payment with respect to any shares of Biopool Common Stock, or (B) except for the use of shares of Biopool Common Stock to pay the exercise price or tax withholding in connection with stock-based employee benefit plans of Biopool, directly or indirectly redeem, purchase or otherwise acquire any of its shares of capital stock of any of its Subsidiaries, or make any commitment for any such action; and

                           (iii)  Shall, and  shall  cause  each  of its  Subsi-
diaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted, provided, that it shall not be a breach of this Section 7.2.(c) for Biopool to pursue and consummate acquisitions of companies which are in Biopool's existing or demonstrably anticipated line of business, or other similar strategic business alliances.

         7.3 Meetings of Shareholders. Each of Biopool and Source will take all action necessary in accordance with applicable law and its Certificate of Incorporation, Articles of Incorporation and Bylaws to convene a meeting of its shareholders as promptly as practicable to consider and vote upon (i) in the case of Biopool, the approval of the issuance of the shares of Biopool Common Stock pursuant to the Merger contemplated hereby and (ii) in the case of Source, the approval of this Agreement and the transactions contemplated hereby. The Board of Directors of Biopool and the Board of Directors of Source shall each recommend such approval and Biopool and Source shall each take all lawful action to solicit such approval, including, without limitation, timely mailing of the Proxy Statement/Prospectus (as defined in Section 7.7); provided, however, that such recommendation or solicitation is subject to any action taken by, or upon authority of, the Board of Directors of Biopool or the Board of Directors of Source, as the case may be, in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law. Biopool and Source shall coordinate and cooperate with respect to the timing of such meetings and shall use their best efforts to hold such meetings on the same day. It shall be a condition to the mailing of the Proxy Statement/Prospectus that (i) Biopool shall have received a "comfort" letter from Coopers and Lybrand, independent public accountants for Source, dated as of a date within two business days before the date on which the Form S-4 (as defined in Section 7.7) shall become effective, with respect to the financial statements of Source included in the Proxy Statement/Prospectus, in form and substance reasonably satisfactory to Biopool, and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements and proxy statements similar to the Form S-4 and the Proxy Statement/Prospectus, and
(ii) Source shall have received a "comfort" letter from Ernst & Young, independent public accountants for Biopool, dated as of a date within two business days before the date on which the Form S-4 shall become effective, with respect to the financial statements of Biopool included in the Proxy Statement/Prospectus, in form and substance reasonably satisfactory to Source, and customary in scope and substance for "comfort" letters delivered by independent public accountants in connection with registration statements and proxy statements similar to the Form S-4 and the Proxy Statement/Prospectus.

         7.4 Filings; Other Action. Subject to the terms and conditions herein provided, Source and Biopool shall: (a) to the extent required, promptly make their respective filings and thereafter make any other required submissions under the HSR Act with respect to the Merger; (b) use all reasonable efforts to cooperate with one another in (i) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective time from, governmental or regulatory authorities of the United States, the several states and foreign jurisdictions in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (c) use all reasonable efforts to obtain in writing any consents required from third parties in form reasonably satisfactory to Source and Biopool necessary to effectuate the Merger; and (d) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of Biopool and Source shall take all such necessary action.

         7.5 Inspection of Records. From the date hereof to the Effective Time, each of Source and Biopool shall allow all designated officers, attorneys, accountants and other representatives of the other access at all reasonable times to the records and files, correspondence, audits and properties, as well as to all information relating to Commitments, contracts, titles and financial position, or otherwise pertaining to the business and affairs of Source and Biopool and their respective Subsidiaries.

         7.6 Publicity. The initial press release relating to this Agreement shall be a joint press release and thereafter Source and Biopool shall, subject to their respective legal obligations (including requirements of stock exchanges and other similar regulatory bodies), consult with each other, and use reasonable efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.

         7.7 Registration Statements. Biopool and Source shall cooperate and promptly prepare and Biopool shall file with the SEC as soon as practicable a Registration Statement on Form S-4 (the "Form S-4") under the Securities Act, with respect to the Biopool Common Stock issuable in the Merger, a portion of which Registration Statement shall also serve as the joint proxy statement with respect to the meetings of the shareholders of Source and of Biopool in connection with the Merger (the "Proxy Statement/Prospectus"). The respective parties will cause the Proxy Statement/Prospectus and the Form S-4 to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder. Biopool shall use all reasonable efforts, and Source will cooperate with Biopool, to have the Form S-4 declared effective by the SEC as promptly as practicable. Biopool shall use its best efforts to obtain, prior to the effective date of the Form S-4, all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement and will pay all expenses incident thereto. Biopool agrees that the Proxy Statement/Prospectus and each amendment or supplement thereto at the time of mailing thereof and at the time of the respective meetings of shareholders of Biopool and Source, or, in the case of the Form S-4 and each amendment or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by Biopool in reliance upon and in conformity with written information concerning Source furnished to Biopool by Source specifically for use in the Proxy Statement/Prospectus. Source agrees that the information provided by it for inclusion in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of shareholders of Biopool and Source, or, in the case of information provided by Source for inclusion in the Form S-4 or any amendment or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Biopool will advise Source, promptly after it receives notice thereof, of the time when the Form S-4 has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Biopool Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the proxy Statement/Prospectus or the Form S-4 or comments thereon and responses thereto or requests by the SEC for additional information.

         7.8 Listing Application. Biopool shall promptly prepare and submit to the NASDAQ a listing application covering the Biopool Common Stock Issuable in the Merger, and shall use its reasonable efforts to obtain, prior to the Effective Time, approval for the listing of such Biopool Common Stock, subject to official notice of issuance.

         7.9 Further Action. Each party hereto shall, subject to the fulfillment at or before the Effective Time of each of the conditions of performance set forth herein or the waiver thereof, perform such further acts and execute such documents as may reasonably be required to effect the Merger.

         7.10     Rule 145 Affiliates of Source.

                  (a) At least 30 days prior to the Closing Date, Source shall deliver to Biopool a list of names and addresses of those persons who were, in Source's reasonable judgment, at the record date for its shareholders' meeting to approve the Merger, "affiliates" (each such person, a "Rule 145 Affiliate") of Source within the meaning of Rule 145 or the rules and regulations promulgated under the Securities Act ("Rule 145"). Source shall provide Biopool such information and documents as Biopool shall reasonably request for purposes of reviewing such list. Source shall use all reasonable efforts to deliver or cause to be delivered to Biopool, prior to the Closing Date, from each of the Rule 145 Affiliates of Source identified in the foregoing list, an Affiliate Letter in the form attached hereto as Exhibit "A". Biopool shall be entitled to place legends as specified in such Affiliate Letters on the certificates evidencing any Biopool Common Stock to be received by such Rule 145 Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Biopool Common Stock, consistent with the terms of such Letters.

                  (b) Biopool shall file the reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Rule 145 Affiliate of Source may reasonably request, all to the extent required from time to time to enable such Rule 145 Affiliate to sell Biopool Common Stock received by such Rule 145 Affiliate in the Merger without registration under the Securities Act pursuant to (i) Rule 145(d)(l) under the Securities Act, as such Rule may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC.

         7.11 Expenses. Subject to Section 9.5, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that (a) the filing fee in connection with the HSR Act filing, if any, (b) the filing fee in connection with the filing of the Form S-4 or Proxy Statement/Prospectus with the SEC, and
(c) the expenses incurred in connection with printing and mailing the Form S-4 and the Proxy Statement/Prospectus, shall be shared equally by Source and Biopool.

         7.12 Indemnification. From and after the Effective Date, Biopool shall cause the Surviving Corporation to keep in effect provisions in its Articles of Incorporation and Bylaws providing for exculpation of director liability and indemnification of directors, officers, employees and agents to the fullest extent provided for under the CGCL.

         7.13 Governance. Biopool's Board of Directors shall take all action necessary to cause the directors comprising the full Board of Directors of Biopool at the Effective Time to be increased by one director, and shall take all such action necessary to cause Richard Sullivan to be selected as a director of Biopool for a term expiring at the 1996 annual meeting of shareholder following the Effective Time, in order to fill the vacancy resulting from such newly created directorship; provided that, if, prior to the Effective Time, such person shall decline or be unable to serve as a director. Source shall have no right to designate another person to serve in such person's stead.

         7.14     Employees.

                  (a) The Surviving Corporation agrees to initially employ at the Effective Time all employees of Source and its Subsidiaries who are employed on the Closing Date on terms consistent with Source's current employment practices and at comparable levels of compensation and positions. Such employment shall be at will and the Surviving Corporation shall be under no obligation to continue to employ any individuals.

                  (b) For purposes of this Section 7.14, the term "employees" shall mean all current employees of Source and its Subsidiaries (including those on disability or leave of absence, paid or unpaid).

         7.15 Reorganization. From and after the date hereof and until the Effective Time, neither Biopool nor Source nor any of their respective
Subsidiaries or other affiliates shall (i) knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the Merger as a reorganization within the meaning of Section 368(a) of the Code; or
(ii) enter into any contract, agreement, commitment or arrangement with respect to the foregoing. Following the Effective Time, Biopool shall use its best efforts to conduct its business in a manner that would not jeopardize the characterization of the Merger as a reorganization within the meaning of Section 368(a) of the Code.

         7.16 Accounting Treatment. From and after the date hereof and until the Effective Time, neither Biopool nor Source nor any of their respective Subsidiaries or other affiliates shall knowingly take any action, or knowingly fail to take any action, that would jeopardize the ability of Biopool to account for the Merger as a "pooling."


                                   ARTICLE 8.

                                   Conditions

         8.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                  (a) This Agreement and the transactions contemplated hereby shall have been approved (in the manner required by applicable law or by applicable regulations of the National Association of Securities Dealers, Inc. (the "NASD"), the NASDAQ, the Boston Stock Exchange or any stock exchange or other regulatory body) by the holders of the issued and outstanding shares of capital stock of Source and Biopool entitled to vote thereon.

                  (b) The waiting period applicable to the consummation of the Merger under the HSR Act, if applicable, shall have expired or been terminated.

                  (c) Neither of the parties hereto shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transactions contemplated by this Agreement. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

                  (d) The Form S-4 shall have become effective and all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement shall have been obtained and no stop order with respect to any of the foregoing shall be in effect.

                  (e) Biopool shall have obtained the approval for the listing of the Biopool Common Stock issuable in the Merger on the NASDAQ, subject to official notice of issuance.

                  (f) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board, other regulatory body or third parties required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have a material adverse effect on the business, results of operations or financial condition of Biopool and Source (and their respective Subsidiaries), taken as a whole, following the Effective Time.

         8.2. Conditions to Obligations of Source to Effect the Merger. The obligation of Source to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions, unless waived by Source:

                  (a) Biopool shall have performed its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Biopool and Merger Sub contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date, and Source shall have received a certificate of the President or a Vice President of Biopool, dated the Closing Date, certifying on behalf of Biopool to such effect.

                  (b) Source shall have received a "comfort" letter from Ernst & Young, dated the Closing Date, with respect to the financial statements of Biopool included in the Proxy Statement/Prospectus, substantially in the form described in Section 7.3.

                  (c) From the date of this Agreement through the Effective Time, there shall not have occurred any change in the financial condition, business or operations of Biopool and its Subsidiaries, taken as a whole, that would have or would be reasonably likely to have a Biopool Material Adverse Effect other than any such change that affects both Source and Biopool in a substantially similar manner.

                  (d) Source shall have received, on or prior to the date the Proxy Statement/Prospectus is first distributed to the shareholders of Source or Biopool, and as of the Closing Date, an opinion of Benjamin Tunnell, Inc. to the effect that the consideration to be received by the holders of the Source Common Shares pursuant to the Merger is fair to the Source shareholders from a financial point of view.

         8.3. Conditions to Obligations of Biopool and Merger Sub to Effect the Merger. The obligations of Biopool and Merger Sub to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions, unless waived by Biopool:

                  (a) Source shall have performed its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Source contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date and Biopool shall have received a certificate of the President or a Vice President of Source, dated the Closing Date, certifying on behalf of Source to such effect.

                  (b) Biopool shall have received a "comfort" letter from Coopers & Lybrand dated the Closing Date, with respect to the financial statements of Source included in the Proxy Statement/Prospectus, substantially in the form described in Section 7.3.

                  (c) From the date of this Agreement through the Effective Time, there shall not have occurred any change in the financial condition, business or operations of Source and its Subsidiaries, taken as a whole, that would have or would be reasonably likely to have a Source Material Adverse Effect, other than any such change that affects both Source and Biopool in a substantially similar manner.

                  (d) The number of Dissenting Shares, at the Effective Time, shall not exceed 5% of the Source Common Shares outstanding immediately prior to the Closing.

                  (e) There shall not have occurred and be continuing at any time within 30 days prior to the Effective Time (i) any suspension in trading on the New York Stock Exchange or the NASDAQ, any fixing of minimum or maximum prices for trading, or maximum ranges for prices for securities on the New York Stock Exchange or the NASDAQ by the New York Stock Exchange the NASD or by other of the Securities and Exchange Commission or any other governmental authority having jurisdiction, (ii) the declaration of a banking moratorium by federal, New York, or California authorities, (iii) or any suspension of payments in respect of banks in the United States, (iv) an outbreak or major escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States, (v) any limitation, whether or not mandatory, by any governmental authority on, or any event which might affect the extension of, credit by banks or other financial institutions, or (vi) in the case of any of the foregoing existing on the date hereof a material acceleration or worsening thereof.

                  (f) Biopool shall have received, on or prior to the date the Proxy Statement/Prospectus is first distributed to the Source or Biopool shareholders, and as of the Closing Date, an opinion of Channel Islands Equities, to the effect that the consideration to be paid to the holders of the Source Common Shares pursuant to the Merger is fair to Biopool from a financial point of view.

                  (g) Biopool shall have received from each of Source's Rule 145 Affiliates, a written undertaking signed by such Rule 145 Affiliate and substantially in the form of Exhibit "A."

                  (h) The Merger shall be treated for financial accounting purposes as a "pooling of interests."

                  (i) Each outstanding Source Warrant shall have been amended or modified so as to be in form and substance satisfactory to Biopool, including without limitation, so as to eliminate any anti-dilution protection provisions.

                  (j) Biopool shall have received, on or before November 30, 1995, irrevocable proxies in form and substance satisfactory to Biopool, from the holders of at least 7,000,000 Source Common Shares, authorizing Michael Bick, Ph.D., Jeffrey Haas, or another designee selected by them to vote such Source Common Shares in favor of the Merger at the meeting of the Source shareholders called for such purpose.


                                   ARTICLE 9.

                                   Termination

         9.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the Shareholders of Source or Biopool, by the mutual written consent of Biopool and Source.

         9.2. Termination by Either Biopool or Source. This Agreement may be terminated and the Merger may be abandoned by action of the Board of Directors of Source or the Board of directors of Biopool if (a) the Merger shall not have been consummated by June 30, 1996; provided, in the case of a termination pursuant to this clause (a), that the terminating party shall not have breached in any material respect its obligations under this Agreement in any manner that shall have proximately contributed to the occurrence of the failure referred to in said clause, or (b) a meeting of Source's shareholders shall have been duly convened and held and the approval of Source's shareholders required by Section 8.1(a) shall not have been obtained at such meeting or at any adjournment thereof by June 30, 1996, or (c) a meeting of Biopool's shareholders shall have been duly convened and held and the approval of Biopool's shareholders required by Section 8.1(a) shall not have been obtained at such meeting or at any adjournment thereof by June 30, 1996, or (d) a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, that the party seeking to terminate this Agreement pursuant to this clause (d) shall have used all reasonable efforts to remove such order, decree, ruling or injunction, or (e) either Biopool's or Source's due diligence investigation of the other party conducted between the date hereof and the date which is 45 days from the date hereof, discloses any matter which is not acceptable to such party in its sole and absolute discretion, or such party's due diligence investigation from and after such time through the Closing Date discloses any matter which is either inconsistent in any material respect with any of the representations and warranties of the other party contained in this Agreement or, in the reasonable judgment of the Board of Directors of such party, reflects any material deviation from the audited financial statements for the most recent fiscal year or period ended of such other party.

         9.3. Termination by Source. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the adoption and approval by the Shareholders of Source referred to in Section 8.1(a), by action of the Board of Directors of Source, if (a) in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law the Board of Directors of Source determines that such termination is required by reason of an Acquisition Proposal being made, or (b) there has been a breach by Biopool or Merger Sub of any representation or warranty contained in this Agreement which would have or would be reasonably likely to have a Biopool Material Adverse Effect, which breach is not curable by June 29, 1996, or (c) there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of Biopool, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Source to Biopool. Notwithstanding the foregoing, any termination pursuant to Section 9.3(a) shall only be effective if, simultaneously with such termination, all sums that Source is required to pay to Biopool pursuant to
Section 9.5 have been paid in immediately available funds.

         9.4 Termination by Biopool. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval by the shareholders of Biopool referred to in Section 8.1(a), by action of the Board of Directors of Biopool, if (a) the Board of Directors of Source withdraws, materially modifies or changes in a manner adverse to Biopool its recommendations to Source's shareholders of this Agreement or the Merger, other than as a result of the occurrence of an event that, in the good faith judgment of the Board of Directors of Source has or is reasonably likely to have a Biopool Material Adverse Effect, or (b) the Board of Directors of Source postpones the date scheduled for the meeting of shareholders of Source to approve this Agreement and the transactions contemplated hereby beyond June 29, 1996 or fails to set a date for such meeting by such date, except with the written consent of Biopool, or (c) there has been a breach by Source of any representation or warranty contained in this Agreement which would have or would be reasonably likely to have a Source Material Adverse Effect, which breach is not curable by June 29, 1996, or (d) there has been a material breach of any of the covenants or agreements set forth in this Agreement on the part of Source, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given by Biopool to Source.

         9.5      Effect of Termination and Abandonment.

                  (a) If an election to terminate this Agreement is made pursuant to (i) Section 9.2.(a) (except as a result of a default or breach hereunder by Biopool) or Section 9.2.(b), and an Acquisition Proposal relating to Source shall have been made and, within one year from the date of such termination, Source consummates an Acquisition Proposal or enters into an agreement to consummate an Acquisition Proposal which is subsequently consummated, or (ii) Section 9.3(a), Section 9.4(a) or Section 9.4(b) and an Acquisition Proposal relating to Source shall have been made, Source (or the successor thereto) shall, provided that Biopool was not in material breach of its obligations hereunder at the time of such termination, as liquidated damages and not as a penalty or forfeiture, pay to Biopool, an amount in cash equal to $1,000,000 (the "Liquidated Damages Amount") plus all documented out-of-pocket costs and expenses, up to a maximum of $500,000, in connection with this Agreement and the transactions contemplated hereby (the "Expenses") incurred by Biopool. If this Agreement is terminated pursuant to Section 9.3(b), Section 9.3(c), Section 9.4(c) or Section 9.4(d), the non-terminating party shall, provided that the terminating party was not in material breach of its obligations hereunder at the time of such termination, pay the terminating party all Expenses, up to a maximum of $500,000 incurred by it and the non-terminating party shall remain liable to the terminating party for its breach. Except as otherwise provided in Section 9.3, the payment of the Liquidated Damage Amount or Expenses pursuant to this Section 9.5(a) shall be by wire transfer or bank check within three days of the termination.

                  (b) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article 9, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 9.5 and Section 7.11. In the event Biopool shall have received the Liquidated Damage Amount, Biopool shall not (i) assert or pursue in any manner, directly or indirectly, any claim or cause of action based in whole or in part upon alleged tortious or other interference with rights under this Agreement against any entity or person submitting an Acquisition Proposal, or
(ii) assert or pursue in any manner, directly or indirectly, any claim or cause of action against Source or any of its officers or directors based in whole or part upon its or their receipt, consideration, recommendation or approval of an Acquisition Proposal or Source's exercise or its right of termination under
Section 9.3(a). Notwithstanding the foregoing, in the event Biopool is required to file suit to seek all or a portion of such Liquidated Damage Amount, and it ultimately succeeds, it shall be entitled to all expenses, including actual attorneys' fees and expenses, which it has incurred in enforcing its rights hereunder.

         9.6 Extension Waiver. At any time prior to the Effective Time, any party hereto, by action taken by its Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of the party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.


                                   ARTICLE 10.

                               General Provisions

         10.1. Nonsurvival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Merger, provided,that the agreements contained in Article 4, the last sentence of
Section 7.4 and Sections 7.10, 7.12, 7.13, 7.14 and 7.15, and this Article 10 shall survive the Merger.

         10.2. Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) and addressed as follows:

If to Biopool or Merger Sub:

Michael Bick, Ph.D.
Biopool International, Inc.
Nicolle St.
Ventura, California 93003
Facsimile:  (805) 654-0681


With copies to:

Scott W. Alderton, Esq.
Hill Wynne Troop & Meisinger
Wilshire Blvd.
Los Angeles, California 90024
Facsimile:  (310) 443-8569

If to Source:

Mr. Richard A. Sullivan
Source Scientific Systems, Inc.
Lincoln Way
Garden Grove, California 92641
Facsimile:  (714) 891-1229

With a copy to:

Susan L. Preston, Esq.
Weiss Jenson Ellis & Howard
First Interstate Center
Third Avenue
Seattle, Washington 98104
Facsimile:  (206) 623-4363

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

         9.3 Assignment: Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of
Article 4 and Sections 7.10, 7.12, 7.13, and 7.15 (collectively, the "Third Party Provisions"), nothing in this Agreement expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The Third Party Provisions may be enforced by the beneficiaries thereof or on behalf of the beneficiaries thereof by the directors of Biopool who had been directors of Source prior to the Effective time.

         9.4 Entire Agreement. This Agreement, the Ancillary Agreements, Exhibits, the Source Disclosure Letter and the Biopool Disclosure Letter and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         9.5      Confidentiality.

                  (a) As used herein, "Confidential Material" means, with respect to either party hereto (the "Providing Party"), all information, whether oral, written or otherwise, furnished to the other party hereto (the "Receiving Party") or such Receiving Party's directors, officers, Affiliates (as defined in Rule 12b-2 under the Exchange Act), employees, agents or representatives (collectively, "Representatives"), by the Providing Party and all reports, analyses, compilations, studies and other materials prepared by the Receiving Party or its Representatives in whatever form maintained, whether documentary, computer storage or otherwise containing, reflecting or based upon, in whole or in part, any such information. The term "Confidential Material" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party, its Representatives or anyone to whom the Receiving Party or any of its Representatives transmit any Confidential Material in violation of this Agreement, (ii) is or becomes known or available to the Receiving Party on a non-confidential basis from a source (other than the Providing Party or one of its Representatives) who is not, to the knowledge of the Receiving Party after reasonable inquiry, prohibited from transmitting the information to the Receiving Party or its Representatives by a contractual, legal fiduciary or other obligation or (iii) is contained in Form S-4 or the Proxy Statement/Prospectus.

                  (b) Subject to paragraph (c) below or except as required by law, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part, and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with this Agreement, the Merger or the evaluating, negotiating or advising with respect to a transaction contemplated herein. Moreover, each Receiving Party agrees to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transaction and are informed by such Receiving Party of the confidential nature of the Confidential Material and of the terms of this Section. In any event, each Receiving Party will be responsible for any actions by its Representatives which are not in accordance with the provisions hereof.

                  (c) In the event that either Receiving Party, its Representatives or anyone to whom such Receiving Party or its Representatives supply the Confidential Material, are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise in connection with legal processes) to disclose any  Confidential  Material,  such Receiving Party agrees
(i) to  immediately  notify  the  Providing  Party of the  existence,  terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legally available steps to resist or narrow such request and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of such Receiving Party's counsel, such Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party and obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

                  (d) In the event of the termination of this Agreement in accordance with its terms, promptly upon request from either Providing Party, the Receiving Party shall, except to the extent prevented by law, redeliver to the Providing Party or destroy all tangible Confidential Material and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same. Notwithstanding the foregoing, each Receiving Party and one Representative designated by each Receiving Party shall be permitted to retain one permanent file copy of each document constituting Confidential Material.

         9.6. Amendment. This Agreement may be amended by the parties hereto, by action taken by their respective Board of Directors, at any time before or after approval of matters presented in connection with the Merger by the shareholders of Source and Biopool, but after any such shareholder approval, no amendment shall be made which by law requires the further approval of shareholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         9.7.     Governing Law.   This  Agreement  shall  be  governed  by  and
construed in accordance with the laws of the State of California.

         9.8. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         9.9. Headings. Headings of the Articles and Sections of this Agree-ment are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         9.10. Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporation and partnerships and vice versa.

         9.11 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         9.12 Incorporation. The Source Disclosure Letter and the Biopool Disclosure Letter and all Exhibits attached hereto and thereto and referred to herein and therein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         9.13 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or enforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

         9.14. Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any California Court, this being in addition to any other remedy to which they are entitled at law or in equity.

         9.15. Subsidiaries. As used in this Agreement, the word "Subsidiary" when used with respect to any party means any corporation, partnership, joint venture, business trust or other entity, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.


IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.


BIOPOOL INTERNATIONAL, INC.


By: /s/ MICHAEL D. BICK
   --------------------------------
   Michael D. Bick, Ph.D.
   President



SOURCE ACQUISITION CORPORATION


By: /s/ MICHAEL D. BICK
   --------------------------------
   Michael D. Bick, Ph.D.
   President


SOURCE SCIENTIFIC


By: /s/ RICHARD A. SULLIVAN
   --------------------------------
   Richard A. Sullivan
   President and CEO